Exhibit 10.6

                       MINERAL EXTRACTION RIGHTS AGREEMENT
                             DATED DECEMBER 8, 2010

     BETWEEN:

, a corporation, duly incorporated under the laws of Nevada and having an office at;

     PLACER DEL MAR, LTD. ("PLACER")
     3707 Fifth Ave. # 351
     San Diego, CA 92103

     AND:

, a corporation, duly incorporated under the laws of Mexico and having an office at;

     ROCA CANTERA Y MARMOL
     CANTERAS ACABADOS FINOS
     Margaritas No.48 Col. Jardines De Qro.
     Los Arcos, BC. Mexico 22127

WHEREAS :

1.

1.1 Placer is the beneficial owner of certain rights as contained in a Mineral Rights Revenue Sharing Agreement dated April 24, 2006, as amended on December 8, 2010, pertaining to the right of free access and exploration of property located at 157 Calle Federico, Rosarito, BC Mexico (the "PROPERTY");

1.2 Placer has the right per the Mineral Rights Revenue Sharing Agreement to assign specific mineral extraction activities to Roca Cantera Y Marmol, Canteras Acabados Finos related only to the extraction of Mexican Shellstone-Limestone ("Conchuela") from the Property upon terms and conditions hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

2. PLACER'S REPRESENTATIONS

2.1 Placer warrants and represents to Cantera Y Marmol, Canteras Acabados Finos that it is a corporation, duly incorporated under the laws of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.
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2.2 Placer has properly filed a Mining Claim on April 24, 2006, duly and validly located and recorded in a good and miner-like manner pursuant to the laws of Mexico and said Mining Claim is effective and in good standing in Mexico as of the Effective Date of this Agreement.

2.3 Placer has entered into a Mineral Extraction Agreement on December 8, 2010 with Cantera Y Marmol, Canteras Acabados Finos related to the extraction of only Mexican Shellstone-Limestone ("Conchuela") on property located at 157 Calle Federico, Rosarito, BC Mexico per its rights as Operator and right to appoint a nominee under the Mineral Rights Option Agreement dated April 24, 2006 between Placer and Mr. Almarez as amended on December 8, 2010.

3. CANTERA Y MARMOL, CANTERAS ACABADOS FINOS REPRESENTATIONS

3.1 Cantera Y Marmol, Canteras Acabados Finos warrants and represents to Placer that it is a corporation, duly incorporated under the laws of Mexico with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

3.2 Cantera Y Marmol, Canteras Acabados Finos is in compliance with all governing laws and rules pertaining to business activities and mining activities pursuant to the laws of Mexico as of the Effective Date of this Agreement.

4. GRANT OF MINERAL EXTRACTION RIGHTS

4.1 As of the date of this Agreement, Placer hereby gives and grants to Cantera Y Marmol, Canteras Acabados Finos, as its Nominee, the sole and exclusive right to extract only the mineral Mexican Shellstone-Limestone ("Conchuela"), located on the Property by performing the acts and deeds and paying the sums provided for in paragraph 5. Payments to Placer for the extraction of Conchuela to commence no later than December 31, 2010 for the exclusive right to begin extracting only Conchuela from the Property commencing December 8, 2010, with a minimum monthly payment of $8,000.

4.2 The term of this Mineral Extraction Rights Agreement shall be for a period of five years from the signing date of this agreement, renewable upon the anniversary date of this agreement for an additional 25 year period at the sole discretion of Placer for a one-time payment of $55,000.

5. CONSIDERATION FOR THE GRANT OF MINERAL EXTRACTION RIGHTS

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5.1 In order to keep the Mineral Extraction Rights granted to Cantera Y Marmol,
Canteras Acabados Finos in good standing and in force and effect, Cantera Y Marmol, Canteras Acabados Finos shall be obligated to the following:

     (a)  CONTRACT COMMENCEMENT AND PAYMENTS

          Cantera Y Marmol, Canteras Acabados Finos shall pay Placer $0.88 per square foot for all Conchuela extracted from the Property commencing with extraction activities beginning on December 8, 2010. The first section consists of one acre with a surface area of 43,560 square feet and is one of 46.2 acres included in this Agreement. Payments shall be calculated on the total number of square feet extracted each month from the Property and due and payable to Placer within thirty days.

     (b)  COMPLIANCE WITH ALL MINING AND BUSINESS LAWS AND RULES

          Cantera Y Marmol, Canteras Acabados Finos shall be in and remain in compliance with all governing laws and rules pertaining to business activities and mining activities pursuant to the laws of Mexico as of the Effective Date of this Agreement. to Roca Cantera Y Marmol, Canteras Acabados Finos shall be responsible for filing all mining claims required for the extraction of Conchuela minerals on the Property.

7. RIGHT TO ABANDON PROPERTY INTERESTS

Cantera Y Marmol, Canteras Acabados Finos, at its sole discretion, may abandon all interests and cease mineral extraction work in the interests of the Property at any time through written notice to Placer. Upon receipt of such notice, Placer shall be entitled to full payment for all mineral extraction fees outstanding within thirty days of such written notice.

8. TERMINATION OF AGREEMENT

8.1 This Agreement shall terminate upon 30 calendar days' written notice provided by Placer to Cantera Y Marmol, Canteras Acabados Finos if Cantera Y Marmol, Canteras Acabados Finos fails to make the required payments per Paragraph 5. of this Agreement.

8.2 If Cantera Y Marmol, Canteras Acabados Finos shall be in default of any requirement set forth in paragraph 5.1 herein, Placer shall give written notice to Roca Cantera Y Marmol, Canteras Acabados Finos specifying the default and Cantera Y Marmol, Canteras Acabados Finos shall not lose any rights granted under this Agreement, unless within 30 days after the giving of notice of default by Placer, Cantera Y Marmol, Canteras Acabados Finos has failed to take reasonable steps to cure the default by the appropriate performance.

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8.3 This Agreement shall terminate upon 30 calendar days' written notice provided by Cantera Y Marmol, Canteras Acabados Finos to Placer, without cause.

10. RIGHT OF ENTRY

For so long as this Agreement continues in full force and effect, Cantera Y Marmol, Canteras Acabados Finos, its employees, agents and independent contractors shall have the sole and exclusive right and option to:

(a)  enter upon the Property;

(b)  have exclusive and quiet possession of the Property;

(c)  incur Expenditures;

(d) bring upon and erect upon the Property such mineral extraction facilities as Cantera Y Marmol, Canteras Acabados Finos may consider advisable and necessary for its extraction operations; and

(e) remove from the Property and sell or otherwise dispose of all Conchuela mineral products.

11. THIS AGREEMENT IS THE SOLE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDES ANY AND ALL PREVIOUS AGREEMENTS BETWEEN THE PARTIES.

11.1 By signing this Agreement, any and all previous oral and written agreements between the parties shall be deemed to be unenforceable, null and void as of the date of this Agreement.

SIGNED, SEALED, AND DELIVERED by Placer Del Mar in the presence of:


Signature /s/ Humberto Bravo                       (Humberto Bravo) Date 12/8/10
         -----------------------------                                   -------
Placer Del Mar, Ltd.
3707 Fifth Ave. # 351
San Diego, California

SIGNED, SEALED, AND DELIVERED by Roca Cantera Y Marmol Canteras Acabados Finos in the presence of:


Signature /s/ Rodan Mezzo                           (Rodan Mezzo)   Date 12/8/10
         -----------------------------                                   -------
Roca Cantera Y Marmol
Canteras Acabados Finos
Margaritas No.48 Col. Jardines De Qro.
Los Arcos, BC. Mexico 22127


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